Federated Target ETF Fund 2015

Federated Target ETF Fund 2025

Federated Target ETF Fund 2035

Class A Shares
Class K Shares
Institutional Shares

Each a Portfolio of Federated Managed Allocation Portfolios

Supplement to Statement of Additional Information dated January 31, 2008.

1. In the section entitled “INVESTMENT RISKS” please delete the risk entitled “RISKS OF INVESTING IN COMMODITIES (INCLUDING ETFs)” in its entirety and replace with the following:

Risks of Investing in Commodities
Because the Funds may invest in instruments or exchange-traded funds whose performance is linked to the price of an underlying commodity or commodity index, the Funds may be subject to the risks of investing in physical commodities.  These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities. In addition, these investments may increase the chance that the Funds will incur excise tax.

March 5, 2008

Federated Securities Corp., Distributor

Cusip 314212788                                                Cusip 314212812                                           Cusip 314212853
Cusip 314212770                                                Cusip 314212796                                           Cusip 314212846
Cusip 314212762                                                Cusip 314212820                                           Cusip 314212838

(3/08)